UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2015

FBEC Worldwide, Inc.

  (Exact name of registrant as specified in its charter)

714-462-9404

(Registrant's telephone number, including area code)

Wyoming	000-52297	47-3855542
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

204 W. Main Street, Suite 106

Grass Valley, CA 95945

(Address of principal executive offices) (Zip Code)

Frontier Beverage Company, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On August 26, 2015, the Company issued an 8% interest bearing Convertible Promissory Note in the principal amount of $30,000 to Asten Wyman International LLC, a California Limited Liability Company("AWI"). The note includes no Original Issuer Discount (OID), and the Company received $30,000. Pursuant to the terms of the convertible promissory note, the 6 month maturity date is February 26, 2016 and the holders have the right to convert any portion of the principal amount thereof at a 50% discount to the lowest intra-day trading price within the ten (10) trading days prior to a Conversion Notice submitted to the Issuer’s Transfer Agent. The note can be prepaid prior to the Maturity Date for the principal and interest amount.

Item 9.01 Exhibits

99.1	Resolution from the Board of Directors

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBEC WORLDWIDE, INC.

/s/ Robert S. Sand

Robert Sand, Chairman and Chief Executive Officer